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                                                                   EXHIBIT 23.3


      [LETTERHEAD OF GRENADIER, APPLEBY, COLLINS & COMPANY APPEARS HERE]



                              ACCOUNTANTS CONSENT


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 6, 1996, which appears on page 25 of Form 10-KSB for Transit Group, Inc. for the year ended December 31, 1995.


/s/ Grenadier, Appleby, Collins & Company
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Grenadier, Appleby, Collins & Company
Jacksonville, Florida
March 26, 1998